AMENDED AND RESTATED
                    CENTRAL NEWSPAPERS, INC.
                    STOCK COMPENSATION PLAN


       1. Purpose. The purpose of the Central Newspapers, Inc. Stock Option Plan (the "Plan") is to provide to certain key employees and non-employee directors of Central Newspapers, Inc. (the "Corporation") and other key employees of any of the 50% or greater owned subsidiaries of the Corporation or 50% or greater owned subsidiaries of a 50% or greater owned subsidiary of the Corporation (individually a "Subsidiary" and collectively the "Subsidiaries") who are materially responsible for the management or operation of the business of the Corporation or a Subsidiary, a favorable opportunity to acquire Class A Common Stock without par value of the Corporation ("Common Stock"), thereby providing them with an increased incentive to work for the success of the Corporation and the Subsidiaries and better enabling the Corporation and the Subsidiaries to attract and retain capable executive personnel. The three means by which an individual may acquire Common Stock are:

           (a) the grant to a key employee of an option to acquire shares of Common Stock (an "Option") in accordance with Section 5 or Section 8;

           (b)   the award to a key employee of shares of  Common
     Stock  without  the  payment of consideration  therefor  (an
     "Award") in accordance with Section 6 or Section 8; and

          (c) the grant to a member of the Board of Directors of the Corporation who is not employed by the Corporation (an "Outside Director") of an option to acquire shares of Common Stock (a "Director Option") in accordance with Section 7.

       2. Administration of the Plan. Except with respect to Director Options granted pursuant to Section 7, the Plan shall be administered, construed and interpreted by a committee (the "Committee"), consisting of at least three (3) members of the Board of Directors of the Corporation, who shall be designated from time to time by the Board of Directors of the Corporation. No member of the Committee shall be eligible, at any time when he or she is such a member or within one (1) year prior to his or her appointment to the Committee, to be granted an Option or Award under the Plan or to be selected as a person to whom stock, stock options, or stock appreciation rights may be allocated or granted under any other plan of the Corporation or a Subsidiary. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

           (a) the individuals (the "Optionees") to whom Options or successive Options shall be granted under the Plan;

           (b) the individuals ("Recipients") to whom Awards shall be granted under the Plan;

           (c) the time when Options and/or Awards shall be granted hereunder;

           (d) the number of shares of Common Stock of the Corporation to be covered under each Option;

           (e) the number of shares of Common Stock of the Corporation to be awarded under each Award;

           (f) the option price to be paid upon the exercise of each Option;

           (g) the period within which each Option may be exercised;

           (h) the extent to which an Option is an incentive stock option or a non-qualified stock option;

           (i) the terms and conditions of the respective option agreements by which Options granted shall be evidenced; and

           (j) the terms and conditions of the respective stock award agreements by which Awards shall be evidenced.

The  Committee shall also have authority to prescribe, amend  and rescind  rules and regulations relating to the Plan and  to  make
all   other   determinations  necessary  or  advisable   in   the
administration of the Plan.

      Those members of the Committee who are currently "outside directors" as defined in Prop. Reg. Sec. 1.162-27(e)(3) shall
constitute    a   subcommittee   (the   "Incentive   Compensation
Subcommittee")   which  shall  administer   and   interpret   the
provisions of Section 8 of this Plan. In the event that there are, at any time, fewer than two members of the Incentive Compensation Subcommittee, the Board of Directors shall appoint, from its remaining members, one or more additional Incentive
Compensation   Subcommittee  members  so   that   the   Incentive
Compensation Subcommittee shall include at least two "outside directors" as defined in Prop. Reg. Sec. 1.162-27(e)(3).

     Those provisions of the Plan (including, but not limited to,
Section 7) that are applicable to the administration, construction or interpretation of Director Options (the "Director Option Provisions") shall be administered, construed and interpreted by those members of the Board of Directors of the Corporation who are not Outside Directors (the "Inside Directors"). The decision of a majority of the Inside Directors shall constitute the decision of the Inside Directors in the aggregate, and the Inside Directors may act either at a meeting at which a majority of the Inside Directors is present or by a written consent signed by all the Inside Directors. The Inside Directors shall have the sole, final and conclusive authority to interpret and construe the Director Option Provisions and to prescribe, amend and rescind rules and regulations relating to the Director Option Provisions.

       3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant Options or make Awards to officers and other key employees of the Corporation or of a Subsidiary who, in the opinion of the Committee, are from time to time materially responsible for the management or operation of the business of the Corporation or of a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in Sec. 425(d) of the Internal Revenue Code of 1986, as amended, and any rules or regulations promulgated thereunder (the "Code")) shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation be granted an incentive stock option hereunder unless, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the incentive stock option and such incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date such incentive stock option is granted. Subject to the provisions of
Section 4 hereof, an individual who has been granted an Option or Award under the Plan, if otherwise eligible, may be granted additional Options or Awards if the Committee shall so determine.

      4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of Options granted, or for the purpose of making Awards, under the Plan, three million (3,000,000) shares of the Corporation's Class A Common Stock which will be authorized but unissued shares of the Corporation. Subject to
Section 10 hereof, the shares granted pursuant to an Award and/or for which Options and/or Director Options may be granted under the Plan shall not exceed that number. If any Option or Director Option shall expire or terminate for any reason without having been exercised in full or if any shares of Common Stock awarded pursuant to an Award are forfeited, the unpurchased or forfeited shares subject thereto shall (unless the Plan shall have terminated) become available for other Options, Director Options or Awards under the Plan.

       5. Terms of Option. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement between the Corporation and the Optionee and shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

           (a) Option Price. The price to be paid for shares of Common Stock upon the exercise of each Option shall be determined by the Committee at the time such Option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with the requirements of Sec. 422A of the Code, of the Common Stock on the date on which such Option is granted.

           (b) Period for Exercise of Option. An Option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time such Option is granted, but such period in no event shall exceed ten (10) years from the date on which such Option is granted; provided, however, that no incentive stock option shall be exercisable prior to the date on which the Plan is approved by the shareholders of the Corporation as required by Sec. 422A of the Code.

           (c) Exercise of Options. The option price of each share of Common Stock purchased upon exercise of an Option shall be paid in full in cash at the time of such exercise; provided, however, that an Optionee may, with the approval of the Committee, exercise an Option in whole or in part by tendering to the Corporation whole shares of Common Stock or any combination of whole shares of Common Stock and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the Option is being exercised. For this purpose, the fair market value of the shares tendered by the Optionee shall be computed as of the exercise date in such manner as determined by the Committee consistent with the requirements of Sec. 422A of the Code. The
     Committee   shall  have  the  authority  to  grant   Options
     exercisable in full at any time during their term or exercisable in such quotas as the Committee shall determine.
     An Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares which have become subject to purchase pursuant to the terms of the Option (including, without limitation, any quotas with respect to Option exercise) or the Plan.

           (d) Termination of Option. Any Option granted to an Optionee shall terminate as of the date the Optionee ceases to be an employee of the Corporation or of the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of Sec. 105(d)(4) of the Code), or death. Leave of absence approved by the Committee shall
     not  constitute  cessation of employment.   If  an  Optionee
     ceases  to  be  an  employee  of  the  Corporation  or   the
     Subsidiaries by reason of retirement, any Option granted to that Optionee may be exercised by the Optionee in whole or in  part  within  three  (3) years after  the  date  of  the
     Optionee's   retirement  whether  or  not  the  Option   was
     otherwise exercisable at the date of such retirement.   (The
     term "retirement" as used herein means such termination of employment on or after attaining age 60). If an Optionee
     ceases  to  be  an  employee  of  the  Corporation  or   the
     Subsidiaries by reason of permanent and total disability (within the meaning of Sec. 105(d)(4) of the Code), any Option granted to that Optionee may be exercised by the Optionee in whole or in part within three (3) years after the date of the Optionee's termination of employment by reason of such
     disability   whether  or  not  the  Option   was   otherwise
     exercisable  at the date of such termination of  employment.
     If  an  Optionee dies while in the employ of the Corporation or the Subsidiaries, any Option granted to that Optionee may be exercised in whole or in part by the executor or administrator of the Optionee's estate or by the person or persons entitled to the Option by will or by applicable laws of descent and distribution within three (3) years after the date of the Optionee's death, whether or not the Option was otherwise exercisable at the date of the Optionee's death. Notwithstanding the foregoing provisions of this subsection
     (d),  no Option shall in any event be exercisable after  the
     expiration   of  the  period  fixed  by  the  Committee   in
     accordance with subsection (b) above.

           (e) Nontransferability of Option. An Option may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee shall be exercisable only by the Optionee, except that any non-qualified stock options granted hereunder may be transferred by an Optionee who is not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, to a revocable trust or any other trust qualifying as a "grantor trust" under Sections 671-677 of the Code to be held during the lifetime of the Optionee for his or her benefit.

           (f) Maximum Incentive Stock Options. The aggregate fair market value (determined as of the time the incentive
     stock  option  is  granted)  of  Common  Stock  subject   to
     incentive stock options that are exercisable for the first time by an employee during any calendar year under the Plan or any other plan of the Corporation or any Subsidiary shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the incentive stock option is granted and shall be computed in
     such   manner  as  shall  be  determined  by  the  Committee
     consistent with the requirements of Sec. 422A of the Code.   If
     the immediate exercisability of incentive stock options arising from the retirement, death or permanent and total disability of an Optionee pursuant to Section 5(d) above would cause this $100,000 limitation to be exceeded for an Optionee, the Committee shall convert as of the date on which such incentive stock options become exercisable all or a portion of the outstanding incentive stock options held by such Optionee to non-qualified stock options to the extent necessary to comply with the $100,000 limitation.

           (g) Tax Benefit. The Committee may, in its sole discretion, include a provision in any non-qualified stock option agreement that provides for an additional cash payment from the Corporation to the Optionee of such non-qualified option as soon as practicable after the exercise date of such non-qualified stock option equal to all or a portion of the tax benefit to be received by the Corporation attributable to its federal income tax deduction resulting from the exercise of such non-qualified stock option.

          (h) Certificates. The certificate or certificates for the shares issuable upon an exercise of an Option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of Common Stock subject to an Option until the date of issuance of a stock certificate for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an Option, a fractional share would otherwise be issuable, then the Corporation shall pay cash in lieu thereof.

           (i) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ of the Corporation or its Subsidiaries or affect any rights the Corporation, a Subsidiary or the shareholders of the Corporation may have to terminate that person's service at any time.

       6. Terms of Award. Each Award made under the Plan shall be evidenced by a Stock Award Agreement between the Corporation and the Recipient and shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

          (a) Number of Shares. The Stock Award Agreement shall evidence the number of shares of Common Stock subject to the Award.

           (b) Transfer Restrictions. None of the shares of Common Stock subject to an Award may be sold, assigned,
     pledged    or   otherwise   transferred,   voluntarily    or
     involuntarily, by the Recipient except upon the lapse of those restrictions and/or the attainment of those objective performance goals specified in the Stock Award Agreement. The shares of Common Stock subject to an Award shall be
     forfeited   to   the   Corporation  upon   the   Recipient's
     termination of employment with the Corporation or its Subsidiaries (other than termination of employment due to the Recipient's permanent and total disability (within the meaning of Sec. 105(d)(4) of the Code) or death) prior to the date any restrictions lapse or objective performance goals are achieved in accordance with the preceding sentence. Leave of absence approved by the Committee shall not constitute cessation of employment.

           (c) Death or Disability. Upon the Recipient's death or permanent and total disability (within the meaning of Sec. 105(d)(4) of the Code) prior to the date any restrictions
     lapse  or  objective  performance  goals  are  achieved   in
     accordance with Section 6(b), the shares of Common Stock subject to an Award shall become freely transferable by the
     Recipient   or   the  executor  or  administrator   of   the
     Recipient's estate or by the person or persons entitled to the shares by will or by applicable laws of descent and distribution.

           (d) Tax Benefit. The Committee may, in its sole discretion, include a provision in any Stock Award Agreement that provides for an additional cash payment from the Corporation to the Recipient as soon as practicable after an Award is no longer subject to a substantial risk of forfeiture under Sec. 83(b) of the Code (or such other time as the Recipient first becomes subject to federal income tax as the result of the receipt of an Award) equal to all or a portion of the tax benefit to be received by the Corporation attributable to its federal income tax deduction resulting from the Award.

          (e) Certificates. The certificate or certificates for the shares subject to an Award shall be issued as promptly as practicable after such Award. Subject to the restrictions set forth in Section 6(b), a Recipient shall have all rights of a shareholder (including any voting rights and the right to receive dividends) with respect to the shares of Common Stock subject to an Award as of the date of issuance of a stock certificate for such shares.

           (f) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ of the Corporation or its Subsidiaries or affect any rights of the Corporation or a Subsidiary may have to terminate that person's service at any time.

      7. Director Options. Director Options shall be granted as of the first day following each annual meeting of the Corporation's shareholders (a "Grant Date"). As of each Grant Date, each Outside Director serving as a director of the Corporation on that Grant Date shall automatically be granted a Director Option to purchase 1,000 shares of Common Stock. Each Director Option granted under the Plan shall be a non-qualified stock option and shall be evidenced by a Director Stock Option Agreement between the Corporation and the Outside Director. The Director Stock Option Agreement shall specify the number of shares of Common Stock subject to the Director Option and shall also be subject to the following terms and conditions:

           (a) Director Option Price. The price to be paid for shares of Common Stock upon the exercise of each Director Option shall be the average of the high and low prices of the Common Stock as traded on the New York Stock Exchange on the Grant Date; provided, however, that if the Grant Date falls on a day when shares of Common Stock are not traded, the option price of the Director Option shall be determined as of the first day following the Grant Date on which such shares are traded on the New York Stock Exchange.

           (b) Period for Exercise of Director Option. A Director Option shall be exercisable any time during the period that begins six months after the Grant Date on which such Director Option is granted and that ends on the ten
     (10) year anniversary of that Grant Date.

          (c) Exercise of Director Options. The option price of each share of Common Stock purchased upon exercise of a Director Option shall be paid in full in cash at the time of such exercise; provided, however, that an Outside Director may exercise a Director Option in whole or in part by tendering to the Corporation whole shares of Common Stock or any combination of whole shares of Common Stock and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the Director Option is being exercised. For this purpose, the fair market value of the shares tendered by the Outside Director shall be the average of the high and low prices of the Common Stock as traded on the New York Stock Exchange on the exercise date (or, if the Common Stock is not traded on that date, the first preceding date on which the Common Stock was traded on the New York Stock Exchange). A Director Option may be exercised at any time or from time to time during the term of the Director Option as to any or all whole shares which have become subject to purchase pursuant to the terms of the Director Option or the Plan.

           (d) Termination of Director Option. If an Outside Director ceases to be a director of the Corporation for any reason other than death, any Director Option granted to that Outside Director may be exercised in whole or in part at any time within the three (3) year period immediately following the date on which his or her status as a director terminated. Leave of absence approved by the Inside Directors shall not constitute termination of status as director. In the event of the death of an Outside Director while serving as a director of the Corporation, any Director Option granted to that Outside Director may be exercised in whole or in part by the executor or administrator of the Outside Director's estate or by the person or persons entitled to the Director Option by will or by applicable laws of descent and distribution within three (3) years after the date of the Outside Director's death, whether or not the Director Option was otherwise exercisable at such date of death. Notwithstanding the foregoing provisions of this subsection (d), no option shall in any event be exercisable after the expiration of the period set forth in
     Section 7(b) above.

          (e) Nontransferability of Director Option. A Director Option may not be transferred by the Outside Director
     otherwise   than  by  will  or  the  laws  of  descent   and
     distribution, and during the lifetime of the Outside Director shall be exercisable only by that Outside Director.

          (f) Certificates. The certificate or certificates for the shares issuable upon an exercise of a Director Option shall be issued as promptly as practicable after such exercise. An Outside Director shall not have any rights of a shareholder in respect to the shares of Common Stock subject to a Director Option until the date of issuance of a stock certificate for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of a Director Option, a fractional share would otherwise be issuable, then the Corporation shall pay cash in lieu thereof.

           (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue as a director of the Corporation or affect any rights the Corporation or the shareholders of the Corporation may have to terminate that person's status as a director at any time.

      8.  Section 162(m) Compliance.  The purpose of this Section
8 is to permit the Incentive Compensation Subcommittee to grant Options or make Awards to a key employee who is a "covered employee" as defined in Prop. Reg. Sec. 1.162-27(c)(2) (a "Covered Employee") in a manner that causes such Options or Awards to be treated as qualified performance-based compensation excluded from the deduction limits of Sec. 162(m) of the Code. Options or Awards may be granted or made to a Covered Employee under this Section 8 in lieu of or in addition to Options or Awards granted or made under Section 5 or Section 6.

     Any Options granted under this Section 8 shall be subject to all terms and conditions set forth in Section 5 and shall also be subject to the following additional terms and conditions:

          (a) The number of shares of Common Stock subject to an Option granted under this Section 8 in any calendar year shall not exceed:

                     (i)   in  the  case of the  chief  executive
          officer   of  the  Corporation,  one  hundred  thousand
          (100,000) shares; and

                     (ii) in the case of each of the four highest
          paid  officers of the Corporation and its Subsidiaries,
          other   than  the  chief  executive  officer   of   the
          Corporation, fifty thousand (50,000) shares.

     Any Awards made under this Section 8 shall be subject to all terms and conditions set forth in Section 6 and shall also be subject to the following additional terms and conditions:

           (b) An Award made under this Section 8 shall provide that shares of Common Stock subject thereto shall become freely transferable (and any other restrictions applicable thereto shall lapse) only upon the satisfaction of objective, quantified performance standards based on the Corporation's (or a Subidiary's) net operating income before taxes and extraordinary charges against income. The Incentive Compensation Subcommittee shall be solely responsible for setting actual performance targets in accordance with the performance standards set forth in the preceding sentence and for determining whether such targets have been attained.

          (c) The number of shares of Common Stock subject to an Award made under this Section 8 in any calendar year shall not exceed:

                     (i)   in  the  case of the  chief  executive
          officer  of  the Corporation, twenty thousand  (20,000)
          shares; and

                     (ii) in the case of each of the four highest
          paid  officers of the Corporation and its Subsidiaries,
          other   than  the  chief  executive  officer   of   the
          Corporation, ten thousand (10,000) shares.

        9.   Incentive  Stock  Options  and  Non-Qualified  Stock
Options.   Options granted under the Plan may be incentive  stock
options under Sec. 422A of the Code or non-qualified stock options. All Options granted hereunder shall be clearly identified as either incentive stock options or non-qualified stock options. In no event shall the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person; provided, however, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of a non-qualified stock option or incentive stock option affects the exercisability of the other. Notwithstanding the foregoing, Director Options shall in all events be non-qualified stock options.

      10. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change in the nature of the shares of stock of the Corporation, the Committee (or, in the case of shares to be reserved for issuance pursuant to Director Options, the Inside Directors) shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan and in the option price under and/or the number and kind of shares covered by outstanding Options, Director Options or Awards granted under the Plan. Any determination of the Committee (or the Inside Directors) hereunder shall be conclusive.

       11. Tax Withholding. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan or whenever a Recipient first becomes subject to federal income tax on an Award of shares, the Corporation shall have the right to require the Optionee (or Recipient) or his or her legal representative to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

      12. Amendment. The Board of Directors of the Corporation may amend the Plan from time to time and, with the consent of the affected Optionee, Outside Director or Recipient, the terms and provisions of his or her Option, Director Option or Award, except that, without the approval of the Corporation's shareholders:

           (a) the number of shares of Common Stock which may be reserved for issuance under the Plan may not be increased except as provided in Section 10 hereof;

           (b) the option price under any Option (or Director Option) may not be reduced to less than the fair market value, as determined by the Committee (or the Inside Directors) consistent with the requirements of Sec. 422A of the Code, of the Common Stock on the date such Option or Director Option is granted except as provided in Section 10 hereof;

           (c)   the  period during which an Option  or  Director
     Option may be exercised may not be extended beyond ten  (10)
     years from the date on which such Option or Director Option was granted;

           (d) the class of employees or directors to whom Awards, Options or Director Options may be granted under the Plan shall not be modified materially; and

           (e) the benefits accruing to Recipients, Optionees or Outside Directors under the Plan shall not be increased materially within the meaning of Reg. 16b-3(a)(2)(ii)(A) promulgated under the 1934 Act.

      No amendment of the Plan, however, may, without the consent of the affected Optionee, Outside Director or Recipient, make any changes in any outstanding Options, Director Options or Awards theretofore granted under the Plan which would adversely affect the rights of such Optionee, Outside Director or Recipient. Furthermore, Section 7 of the Plan may not be amended more than once in any six (6) month period other than to comply with the requirements of the Code.

     13. Termination. The Board of Directors of the Corporation may terminate the Plan at any time and no Options, Director Options or Awards shall be granted thereafter. Such termination, however, shall not affect the validity of any Option, Director Option or Award theretofore granted under the Plan. In any event, no Option, Director Option or Award may be granted after the conclusion of a ten (10) year period commencing on the date the Plan was originally adopted or, if earlier, the date the Plan is approved by the Corporation's shareholders.

      14.   Successors.   The  Plan shall  be  binding  upon  the
successors and assigns of the Corporation.

      15. Governing Law. The terms of any Options, Director Options or Awards granted hereunder and the rights and obligations hereunder of the Corporation, the Optionees, Outside Directors and Recipients and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

      16. Government and Other Regulations. The obligations of the Corporation to issue or transfer and deliver shares under Options, Director Options and Awards granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

      17.   Effective  Date.   The Plan as amended  shall  become
effective when it shall have been approved by the Corporation's shareholders and the Corporation's Board of Directors.

                                            Adopted July 14, 1989
                                             Amended May 16, 1991
                                       Amended September 22, 1992
                                           Amended March 17, 1993
                                           Amended March 21, 1995